Subsequent events	12 Months Ended
Dec. 31, 2016
Subsequent events
Subsequent events
27.	Subsequent events

Prior to the issuance of the consolidated financial statements, the Group issued asset-backed debt securities, with the initial amount of RMB4.32 billion, in connection with securitization of certain financial assets. The asset-backed debt securities are nonrecourse to the Group and are payable only out of collections on their respective underlying collateralized assets.

In March 2017, an equity investee of the Group announced its termination of operation due to failure of a new round of financing. After assessing the financial condition of the equity investee, the Group determined that as of December 31, 2016, an impairment charge of RMB26.6 million was further recognized to fully write off the investment in this equity investee and a write-down of RMB20.0 million was recognized for the amount due from this equity investee as of December 31, 2016.